COST OF REVENUES	12 Months Ended
Dec. 31, 2010
COST OF REVENUES
COST OF REVENUES

12. COST OF REVENUES

        Cost of revenues consists of the following:

	Year Ended December 31,
	2010	2009	2008
	(in thousands)
Cost of supply revenue	$11,031	$9,828	$14,467
Cost of royalties	343	401	567
Cost of collaborative licensing and development revenue	902	2,072	2,429

Total cost of revenues	$12,276	$12,301	$17,463

        Cost of supply revenue consists of the manufacturing and allocated overhead costs related to the Company's supply of DepoCyt(e) and DepoDur to its commercial partners. Cost of royalties consists of payments to Research Development Foundation ("RDF") for the use of DepoFoam technology. Cost of collaborative licensing and development revenue consists of the Company's expenses related to feasibility studies and development work for third parties who desire to utilize the Company's DepoFoam extended release drug delivery technology for their products.